UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2022 (June 16, 2022)

REVIV3 PROCARE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	33-220846	47-4125218
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

9480 Telstar Ave. Unit 5 El Monte, CA	91731
(Address of principal executive offices)	(Zip Code)

(818-638-8883)
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 16, 2022, Reviv3 Procare Company (the “Company”) and its wholly owned subsidiary Reviv3 Acquisition Corporation (the “Acquisition Sub”) completed the previously announced acquisition of both (i) the hearing protection business of Axil & Associated Brands Corp., a Delaware corporation (“Axil”), consisting of ear plugs and ear muffs, and (ii) Axil’s ear bud business (collectively the “Acquisition”) pursuant to the Asset Purchase Agreement, dated May 1, 2022, as amended on June 15, 2022 (the “Purchase Agreement”), by and among the Company, the Acquisition Sub, Axil and certain stockholders of Axil. The Acquisition was of substantially all of the business operations of Axil but did not include Axil’s hearing aid line of business, which Axil continues to operate.

One of the stockholders of Axil is Intrepid Global Advisors, a Delaware corporation (“Intrepid”). As of June 16, 2022, Intrepid held (4.68%) of the outstanding common stock of Axil and (22.33%) of the outstanding common stock of the Company. Jeff Toghraie, Chairman and Chief Executive Officer of the Company is a managing director of Intrepid.

The Acquisition purchase price consisted of (a) 73,183,893 shares of the Company’s common stock (the “Common Shares”), which Axil gave officers of the Company a proxy to vote on all matters that may be subject to stockholder approval for a period of two years following the closing of the Acquisition (the “Closing”), and (b) 250,000,000 shares of its non-voting Series A Preferred Stock (the “Preferred Shares”), which are convertible into shares of Company common stock on a one-to-one ratio. The Preferred Shares may not be converted or transferred for a period of two years following the Closing. Thereafter, no holder of Preferred Shares may convert such shares into a number of shares of Company common stock that would cause the holder to beneficially own more than 5% of the Company’s common stock, as determined in accordance with Sections 13(d) and (g) of the Securities and Exchange Act of 1934 (the “Exchange Act”).

The agreed upon aggregate value of the Common Shares and Preferred Shares was $32,318,893. This valuation represented a 25.9% discount from the average closing price of the Company’s common stock on the OTCQB over the 22-day period between March 30, 2022 and April 29, 2022 (the “Valuation Period”). The discount was agreed upon between the Company with Axil based upon multiple factors including the restrictions on voting rights, transferability and conversion of the Preferred Shares described above and the lack of liquidity of the Common Shares and shares of common stock into which the Preferred Shares are convertible given that the average daily trading volume during the Valuation Period was just 4,819 shares of Company common stock.

The foregoing descriptions of the Acquisition and Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the amendment thereto and the Voting Agreement, which are incorporated by reference as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Section 2.01 above is incorporated by reference into this Item 3.01. The issuance of the Common Shares and Preferred Shares described in Item 2.01 was made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and/or Regulation D of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On June 22, 2022, the Company issued a press release announcing the closing of the Acquisition described in Item 2.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical fact are forward-looking. These forward-looking statements include statements regarding the Acquisition. There is no assurance that the Acquisition will be successful and there are a number of risks, uncertainties and assumptions regarding the Acquisition, including risks relating to unanticipated developments that may negatively impact the success of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To the extent required by this item, financial statements of Axil will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information

To the extent required by this item, pro forma financial information will be filed as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1*	Asset Purchase Agreement, dated as of May 1, 2022, among Reviv3 Procare Company, Reviv3 Acquisition Corporation, Axil & Associated Brands Corp., and Certain Stockholders of Axil & Associated Brands Corp.
10.2	Amendment Number 1 to Asset Purchase Agreement, dated June 15, 2022
10.3	Voting Agreement, dated June 16, 2022
99.1	Press Release dated June 22, 2022 entitled: Reviv3 Announces Completion of Acquisition of Substantially All Assets of AXIL & Associated Brands

*	The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K and the Company agrees to furnish supplementally to the SEC a copy of any omitted schedules or exhibits upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2022	REVIV3 PROCARE COMPANY

	By:	/s/ Jeff Toghraie
Jeff Toghraie
Chairman & Chief Executive Officer